Exhibit 32

Certification of the Chief Executive Officer and

the Chief Financial Officer Pursuant

to 18 U.S.C. Section 1350, as Adopted

Pursuant to Section 906 of the

Sarbanes-Oxley Act of 2002

I, S. Scott Harding, Chief Executive Officer of ADVO, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a)	The Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 1, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2006	By:	/s/ S. SCOTT HARDING
S. Scott Harding
Chief Executive Officer

I, Jeffrey E. Epstein, Executive Vice President - Chief Financial Officer of ADVO, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

a)	The Quarterly Report on Form 10-Q of the Company for the quarterly period ended July 1, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

b)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2006	By:	/s/ JEFFREY E. EPSTEIN
Jeffrey E. Epstein
Executive Vice President
Chief Financial Officer